Exhibit 10.4

EXECUTION VERSION

FOURTH AMENDED AND RESTATED REVOLVING LOAN NOTE

$15,000,000.00	New York, New York February 21, 2014

FOR VALUE RECEIVED, each of CARDIONET, LLC, a Delaware limited liability company (successor by conversion to CardioNet, Inc., a Delaware corporation and successor by merger to BioTel, Inc., a Minnesota corporation and to BioTelemetry Merger Sub, Inc., a Delaware corporation) (“CardioNet”), CARDIOCORE LAB, LLC, a Delaware limited liability company (successor by conversion to cardioCORE Lab, Inc., a Delaware corporation and successor by merger to Agility Centralized Research Services, Inc., a Minnesota corporation) (“cardioCORE”), BRAEMAR MANUFACTURING, LLC, a Delaware limited liability company (successor by conversion to Braemar, Inc., a North Carolina corporation) (“Braemar”), ECG SCANNING & MEDICAL SERVICES LLC, a Delaware limited liability company (“ECG”), and BIOTELEMETRY, INC., a Delaware corporation (“BioTelemetry”), MEDNET HEALTHCARE TECHNOLOGIES, INC., a New Jersey corporation (“MedNet”), HEARTCARE CORPORATION OF AMERICA, INC., New Jersey corporation (“Heartcare”), UNIVERSAL MEDICAL, INC., a New Jersey corporation (“Universal Medical”), UNIVERSAL MEDICAL LABORATORY, INC., a New Jersey corporation (“Universal Lab”) (individually, each a “Borrower” and collectively, the “Borrowers”), hereby jointly and severally unconditionally promise to pay to the order of MIDCAP FUNDING IV, LLC, a Delaware limited liability company and successor by assignment to MidCap Financial, LLC (together with its successors and assigns, “Lender”) at the office of Agent (as defined herein) at 7255 Woodmont Avenue, Suite 200, Bethesda, MD 20814, or at such other place as Agent may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, in the principal sum of Fifteen Million and No/100 Dollars ($15,000,000.00), or, if less, the aggregate unpaid principal amount of all Revolving Loans made or deemed made by Lender to Borrowers under the terms of that certain Credit and Security Agreement dated as of August 29, 2012 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Borrowers, such other borrowers that may become “Borrowers” under the Credit Agreement, various financial institutions as are, or may from time to time become, parties thereto as lenders (including without limitation, Lender) and MidCap Financial, LLC, individually as a lender, and as administrative agent (in such capacity and together with its successors and assigns in such capacity, “Agent”).  All capitalized terms used herein (which are not otherwise specifically defined herein) shall be used in this Fourth Amended and Restated Revolving Loan Note (as hereafter from time to time amended, restated, supplemented or modified, this “Note”) as defined in the Credit Agreement.

1.             The outstanding principal balance of the Revolving Loans evidenced by this Note shall be payable in full on the Termination Date, or on such earlier date as provided for in the Credit Agreement.

2.             This Note is issued in accordance with the provisions of the Credit Agreement and is entitled to the benefits and security of the Credit Agreement and the other Financing

Documents, and reference is hereby made to the Credit Agreement for a statement of the terms and conditions under which the Revolving Loans evidenced hereby were made and are required to be repaid.

3.             Each Borrower promises to pay interest from the date of the Original Note (as defined below) until payment in full hereof on the unpaid principal balance of the Revolving Loans evidenced hereby at the per annum rate or rates set forth in the Credit Agreement.  Interest on the unpaid principal balance of the Revolving Loans evidenced hereby shall be payable on the dates and in the manner set forth in the Credit Agreement.  Interest as aforesaid shall be calculated in accordance with the terms of the Credit Agreement.

4.             Upon and after the occurrence of an Event of Default, and as provided in the Credit Agreement, the Revolving Loans evidenced by this Note may be declared, and immediately shall become, due and payable without demand, notice or legal process of any kind; provided, however, that upon the occurrence of an Event of Default pursuant to the provisions of Section 10.1(e) or Section 10.1(f) of the Credit Agreement, the Revolving Loans evidenced by this Note shall automatically be due and payable, without demand, notice or acceleration of any kind whatsoever.

5.             Payments received in respect of the Revolving Loans shall be applied as provided in the Credit Agreement.

6.             Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are each hereby waived by Borrowers.

7.             No waiver by Agent or any Lender of any one or more defaults by the undersigned in the performance of any of its obligations under this Note shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature, or as a waiver of any obligation of Borrowers to any other lender under the Credit Agreement.

8.             No provision of this Note may be amended, waived or otherwise modified unless such amendment, waiver or other modification is in writing and is signed or otherwise approved by Borrowers, the Required Lenders and any other lender under the Credit Agreement to the extent required under Section 11.16 of the Credit Agreement.

9.             THIS NOTE, AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

10.          Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but in case any provision of or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

11.          Whenever in this Note reference is made to Agent, Lender or Borrowers, such reference shall be deemed to include, as applicable, a reference to their respective successors and permitted assigns.  The provisions of this Note shall be binding upon each Borrower and its successors and permitted assigns, and shall inure to the benefit of Lender and its successors and assigns.  No Borrower may assign, delegate or otherwise transfer any of its rights or other obligations hereunder without the prior written consent of Agent, Lender and each other lender under the Credit Agreement

12.          In addition to and without limitation of any of the foregoing, this Note shall be deemed to be a Financing Document and shall otherwise be subject to all of the general terms and conditions contained in Article 12 of the Credit Agreement, mutatis mutandis.

13.          This Fourth Amended and Restated Loan Note amends and restates and replaces and supersedes in its entirety, and shall hereafter evidence the indebtedness previously evidenced by, that certain Third Amended and Restated Loan Note in the original principal amount of $15,000,000, dated as of September 6, 2013, executed by certain of the Borrowers and payable to the Lender (the “September 2013 Note”), which in turn amended and restated and replaced and superseded in its entirety that certain Second Amended and Restated Revolving Credit Note in the principal amount of $15,000,000, dated as of July 31, 2013, executed by certain of the Borrowers and payable to the Lender (the “July 2013 Note”), which in turn amended and restated and replaced and superseded in its entirety that certain Amended and Restated Revolving Credit Note in the principal amount of $15,000,000, dated as of January 31, 2013, executed by certain of the Borrowers and payable to the Lender (the “January 2013 Note”), which in turn amended and restated and replaced and superseded in its entirety that certain Revolving Credit Note in the principal amount of $15,000,000, dated as of August 29, 2012, executed by certain of the Borrowers and payable to the Lender (the “Original Note”, and together with the January 2013 Note, the July 2013 Note and the September 2013 Note, the “Prior Notes”), but shall in no way extinguish, cancel or satisfy the Borrowers’ unconditional obligation to repay all indebtedness evidenced by the Prior Notes.  No novation of the indebtedness evidenced by the Prior Notes is intended or implied by virtue of the execution of this Fourth Amended and Restated Revolving Credit Note by Borrowers, nor shall any such novation be deemed to have occurred by virtue thereof, and by their signatures below, each Borrower party hereto affirms and re-confirms the validity and enforceability of such indebtedness and its continuing obligation to pay such indebtedness in accordance with the terms of this Note, the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGE(S)]

IN WITNESS WHEREOF, intending to be legally bound, and intending that this agreement constitutes an agreement executed under seal, the undersigned have executed this Note under seal as of the day and year first hereinabove set forth.

BORROWERS:	BIOTELEMETRY, INC.

	By:	/s/ Peter Ferola
	Name:	Peter Ferola
	Title:	Senior Vice President and Secretary

BRAEMAR MANUFACTURING, LLC

ECG SCANNING & MEDICAL SERVICES LLC

CARDIOCORE LAB, LLC

	By:	/s/ Peter Ferola
	Name:	Peter Ferola
	Title:	Vice President and Secretary

CARDIONET, LLC

MEDNET HEALTHCARE TECHNOLOGIES, INC.

HEARTCARE CORPORATION OF AMERICA, INC.

UNIVERSAL MEDICAL, INC.

UNIVERSAL MEDICAL LABORATORY, INC.

	By:	/s/ Peter Ferola
	Name:	Peter Ferola
	Title:	Secretary

Signature Page — Fourth Amended and Restated Revolving Loan Note — MidCap - $15MM